OTHER INFORMATION	12 Months Ended
Dec. 31, 2022
Other Information
OTHER INFORMATION

42)	OTHER INFORMATION

a)    The conflict between Russia and Ukraine caused the government of the United States, the European Union, the United Kingdom and other governments to impose economic sanctions and export controls against Russia in addition to threats with additional sanctions and controls. These measures have impacted the prices of energy, oil and other commodities and, consequently, caused instability and volatility in economies and markets in general. These conditions can affect global credit and capital markets.

Bradesco's Management has been following up and monitoring the situation and, to date, no relevant direct impacts have been identified.

b)    On July 29, 2020, Law No. 14,031 was sanctioned, which changes, as of the 2021 financial year, the tax treatment levied on the exchange variation of the portion with risk coverage (hedge) of the value of the investment made by the financial institutions and other institutions authorized to operate by the Central Bank of Brazil in a controlled company, affiliate, branch, branch or agency domiciled abroad, registered in accordance with the accrual basis, which must be computed in the determination of taxable income and in the base of the Social Contribution on Net Income (CSLL) of the investor legal entity domiciled in the Country, in the proportion of 100%, from the fiscal year of 2022.

c)    On January 18, 2022, Bradesco announced to the market the issuance of its first Sustainable Bond linked to socioenvironmental criteria in the total amount of US$500 million (approximately R$ 2,863 million), the Bond is a sustainable international senior debt issue with a maturity of 60 months and a copon of 4.375% p.a.

d)	On April 28, 2022, Provisional Measure No. 1,115 (“MP”), converted into Law No. 14,446 on September 2, 2022, was published, which increased the rate of the Social Contribution on Net Income - CSLL of the financial, insurance and cooperatives sectors by one percentage point, during the period of August 1, 2022 to December 31, 2022, however the impacts were not be material to these consolidated financial statements.

e)    On August 24, 2022, Bradesco informed its shareholders and the market in general that it entered into a strategic partnership with Banco Votorantim S.A. (“BV bank”) for the constitution of an independent investment management company, which the brand will be defined. In the transaction, Bradesco, through one of its indirect subsidiaries, will acquire 51% of the capital of BV DTVM (“Company”), which already holds R$41 billion of assets under management and R$22 billion in custody in private banking. Completion of the transaction is subject to the fulfillment of certain precedent, legal and regulatory conditions.

f)	Prior to the date of approval of these financial statements the Organization identified that a customer in the ‘large corporate’ portfolio had had a significant increase in its credit risk as of December 31, 2022. The Organization recorded a provision for expected loss in the amount of R$4,851 million as of December 31, 2022. The net impact of tax effects was R$2,668 million.

g)	On November 16, 2022, Law No. 14,467 was enacted, in full conversion of Provisional Measure No. 1,128/22, which establishes new rules for the deductibility of credit losses resulting from the activities of financial institutions and other institutions authorized to operate by the Central Bank of Brazil, in the calculation of profits subject to income tax and CSLL, coming in to effect as of January 1, 2025.